Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2026

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment & Corporate Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment & Corporate Results
Consumer & Community Banking (“CCB”)	12–15
Commercial & Investment Bank (“CIB”)	16–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24-27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 320–327 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 170-176 and pages 177-178, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
								2Q26 Change					2026 Change
SELECTED INCOME STATEMENT DATA	2Q26		1Q26	4Q25		3Q25	2Q25	1Q26	2Q25	2026		2025	2025
Reported Basis
Total net revenue	$57,347	(e)	$49,836	$45,798		$46,427	$44,912	15%	28%	$107,183	(e)	$90,222	19%
Total noninterest expense	27,316		26,850	23,983		24,281	23,779	2	15	54,166		47,376	14
Pre-provision profit (a)	30,031		22,986	21,815		22,146	21,133	31	42	53,017		42,846	24
Provision for credit losses	2,515		2,507	4,655	(g)	3,403	2,849	—	(12)	5,022		6,154	(18)
NET INCOME	21,155		16,494	13,025		14,393	14,987	28	41	37,649		29,630	27

Managed Basis (b)
Total net revenue	58,022	(e)	50,536	46,767		47,120	45,680	15	27	108,558	(e)	91,694	18
Total noninterest expense	27,316		26,850	23,983		24,281	23,779	2	15	54,166		47,376	14
Pre-provision profit (a)	30,706		23,686	22,784		22,839	21,901	30	40	54,392		44,318	23
Provision for credit losses	2,515		2,507	4,655	(g)	3,403	2,849	—	(12)	5,022		6,154	(18)
NET INCOME	21,155		16,494	13,025		14,393	14,987	28	41	37,649		29,630	27

EARNINGS PER SHARE DATA
Net income: Basic	$7.71		$5.95	$4.64		$5.08	$5.25	30	47	$13.65		$10.32	32
Diluted	7.70		5.94	4.63		5.07	5.24	30	47	13.63		10.31	32
Average shares: Basic	2,689.9		2,716.2	2,735.3		2,762.4	2,788.7	(1)	(4)	2,703.1		2,804.0	(4)
Diluted	2,694.2		2,720.2	2,740.5		2,767.6	2,793.7	(1)	(4)	2,707.2		2,809.0	(4)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$870,104		$788,205	$868,793		$858,683	$797,181	10	9	$870,104		$797,181	9
Common shares at period-end	2,658.2		2,679.5	2,696.2		2,722.2	2,749.7	(1)	(3)	2,658.2		2,749.7	(3)
Book value per share	$133.01		$128.38	$126.99		$124.96	$122.51	4	9	$133.01		$122.51	9
Tangible book value per share (“TBVPS”) (a)	113.35		108.87	107.56		105.70	103.40	4	10	113.35		103.40	10
Cash dividends declared per share	1.50		1.50	1.50		1.50	1.40	—	7	3.00		2.80	7

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	24%		19%	15%		17%	18%			22%		18%
Return on tangible common equity (“ROTCE”) (a)	29		23	18		20	21			26		21
Return on assets	1.70		1.41	1.14		1.26	1.35			1.56		1.38

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio - Standardized (d)	14.1%	(f)	14.3%	14.6%		14.8%	15.1%			14.1%	(f)	15.1%
Tier 1 capital ratio - Standardized (d)	15.1	(f)	15.2	15.5		15.8	16.1			15.1	(f)	16.1
Total capital ratio - Standardized (d)	16.9	(f)	17.2	17.4		17.7	17.8			16.9	(f)	17.8
Tier 1 leverage ratio	6.6	(f)	6.6	6.9		6.9	6.9			6.6	(f)	6.9
Supplementary leverage ratio (“SLR”)	5.5	(f)	5.6	5.8		5.8	5.9			5.5	(f)	5.9

On January 7, 2026, JPMorganChase announced that Chase will become the new issuer of Apple Card. The Firm entered into a forward purchase commitment on December 30, 2025 to acquire the Apple credit card portfolio (the “Apple Card transaction”), with an expected closing date approximately 24 months thereafter. Refer to Notes 4, 13, 27 and 28 of the Firm’s 2025 Form 10-K for additional information.
(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)At June 30, 2026, the Advanced total capital ratio was more binding on the Firm than the Standardized total capital ratio. At each of March 31, 2026 and December 31, 2025, the Advanced risk-based ratios were more binding on the Firm than the Standardized risk-based ratios. Refer to page 9 for further information on the Firm’s capital metrics.
(e)Included a $4.6 billion net gain in Corporate related to Visa Class C common stock held at fair value and received by the Firm in an exchange offer following the acceptance by Visa Inc. on May 11, 2026 of the Firm’s tender of its 18.6 million shares of Visa Class B-2 common stock. Also included $1.0 billion of gains, which represented a measurement alternative markup on an equity investment and initial gains on transition from measurement alternative to recurring fair value on certain other equity investments, in Corporate and CIB. Refer to page 8 and Note 2 of JPMorganChase’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 for further information on the Visa exchange offer.
(f)Estimated.
(g)Included $2.2 billion associated with the Apple Card transaction. Refer to Note 13 of the Firm’s 2025 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q26 Change				2026 Change
	2Q26		1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$5,015,069		$4,900,475	$4,424,900	$4,560,205	$4,552,482	2%	10%	$5,015,069	$4,552,482	10%
Loans:
Consumer, excluding credit card loans	391,743		391,660	402,258	393,084	394,040	—	(1)	391,743	394,040	(1)
Credit card loans	249,876		239,123	247,797	235,475	232,943	4	7	249,876	232,943	7
Wholesale loans	900,843		872,737	843,374	806,687	785,009	3	15	900,843	785,009	15
Total loans	1,542,462		1,503,520	1,493,429	1,435,246	1,411,992	3	9	1,542,462	1,411,992	9

Deposits:
U.S. offices:
Noninterest-bearing	625,874		595,424	583,342	589,105	591,177	5	6	625,874	591,177	6
Interest-bearing	1,500,791		1,508,682	1,452,729	1,433,404	1,441,905	(1)	4	1,500,791	1,441,905	4
Non-U.S. offices:
Noninterest-bearing	42,044		43,775	37,057	34,255	29,976	(4)	40	42,044	29,976	40
Interest-bearing	544,991		527,639	486,192	491,712	499,322	3	9	544,991	499,322	9
Total deposits	2,713,700		2,675,520	2,559,320	2,548,476	2,562,380	1	6	2,713,700	2,562,380	6

Long-term debt	460,523		448,764	435,206	427,203	419,802	3	10	460,523	419,802	10
Common stockholders’ equity	353,558		343,993	342,393	340,167	336,879	3	5	353,558	336,879	5
Total stockholders’ equity	374,598		364,038	362,438	360,212	356,924	3	5	374,598	356,924	5

Loans-to-deposits ratio	57%		56%	58%	56%	55%			57%	55%

Employees	320,560		320,079	318,512	318,153	317,160	—	1	320,560	317,160	1

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$49		$37	$35	$33	$42	32	17

Earnings-at-Risk (in billions) (a)
Parallel shift:
+100 bps shift in rates	$1.8	(c)	$1.9	$2.1	$1.8	$1.8	(3)	2
-100 bps shift in rates	(2.4)	(c)	(2.2)	(2.4)	(2.2)	(2.0)	(10)	(21)

LINE OF BUSINESS (“LOB”) & CORPORATE NET REVENUE (b)
Consumer & Community Banking	$20,272		$19,568	$19,396	$19,473	$18,847	4	8	$39,840	$37,160	7
Commercial & Investment Bank	24,853		23,379	19,375	19,878	19,535	6	27	48,232	39,201	23
Asset & Wealth Management	6,851		6,374	6,516	6,066	5,760	7	19	13,225	11,491	15
Corporate	6,046		1,215	1,480	1,703	1,538	398	293	7,261	3,842	89
TOTAL NET REVENUE	$58,022		$50,536	$46,767	$47,120	$45,680	15	27	$108,558	$91,694	18

LOB & CORPORATE NET INCOME
Consumer & Community Banking	$5,311		$4,976	$3,642	$5,009	$5,169	7	3	$10,287	$9,594	7
Commercial & Investment Bank	9,678		9,044	7,268	6,901	6,650	7	46	18,722	13,592	38
Asset & Wealth Management	1,957		1,775	1,808	1,658	1,473	10	33	3,732	3,056	22
Corporate	4,209		699	307	825	1,695	NM	148	4,908	3,388	45
NET INCOME	$21,155		$16,494	$13,025	$14,393	$14,987	28	41	$37,649	$29,630	27

(a)Earnings-at-risk estimates the Firm’s interest rate exposure for a given interest rate scenario. The Firm’s actual net interest income results may differ compared to the instantaneous rate changes modelled in the earnings-at-risk estimates. Refer to pages 140-141 of the Firm’s 2025 Form 10-K for additional information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q26 Change						2026 Change
REVENUE	2Q26		1Q26	4Q25		3Q25	2Q25		1Q26	2Q25	2026		2025		2025
Investment banking fees	$3,208		$2,858	$2,326		$2,612	$2,499		12%	28%	$6,066		$4,677		30%
Principal transactions	9,007		7,987	5,340		7,109	7,149		13	26	16,994		14,763		15
Lending- and deposit-related fees	2,511		2,394	2,364		2,349	2,248		5	12	4,905		4,380		12
Asset management fees	5,658		5,515	5,701		5,120	4,806		3	18	11,173		9,506		18
Commissions and other fees	2,614		2,482	2,108		2,204	2,194		5	19	5,096		4,227		21
Investment securities gains/(losses)	(395)		64	(71)		105	(54)		NM	NM	(331)		(91)		(264)
Mortgage fees and related income	336		309	357		383	363		9	(7)	645		641		1
Card income	1,348		1,190	1,020		1,140	1,344		13	—	2,538		2,560		(1)
Other income	7,549	(d)	1,671	1,658		1,439	1,154		352	NM	9,220	(d)	3,077		200
Noninterest revenue	31,836		24,470	20,803		22,461	21,703		30	47	56,306		43,740		29
Interest income	50,624		49,191	48,808		49,439	48,241		3	5	99,815		95,094		5
Interest expense	25,113		23,825	23,813		25,473	25,032		5	—	48,938		48,612		1
Net interest income	25,511		25,366	24,995		23,966	23,209		1	10	50,877		46,482		9
TOTAL NET REVENUE	57,347		49,836	45,798		46,427	44,912		15	28	107,183		90,222		19

Provision for credit losses	2,515		2,507	4,655	(e)	3,403	2,849		—	(12)	5,022		6,154		(18)

NONINTEREST EXPENSE
Compensation expense	15,159		15,339	13,118		13,566	13,710		(1)	11	30,498		27,803		10
Occupancy expense	1,482		1,447	1,475		1,420	1,264		2	17	2,929		2,566		14
Technology, communications and equipment expense	3,107		3,021	2,908		2,839	2,704		3	15	6,128		5,282		16
Professional and outside services	3,855		3,483	3,338		3,173	3,006		11	28	7,338		5,845		26
Marketing	1,670		1,604	1,468		1,480	1,279		4	31	3,274		2,583		27
Other expense (a)	2,043		1,956	1,676	(f)	1,803	1,816		4	13	3,999		3,297		21
TOTAL NONINTEREST EXPENSE	27,316		26,850	23,983		24,281	23,779		2	15	54,166		47,376		14
Income before income tax expense	27,516		20,479	17,160		18,743	18,284		34	50	47,995		36,692		31
Income tax expense	6,361		3,985	4,135		4,350	3,297	(g)	60	93	10,346		7,062	(g)	47
NET INCOME	$21,155		$16,494	$13,025		$14,393	$14,987		28	41	$37,649		$29,630		27

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$7.71		$5.95	$4.64		$5.08	$5.25		30	47	$13.65		$10.32		32
Diluted earnings per share	7.70		5.94	4.63		5.07	5.24		30	47	13.63		10.31		32

FINANCIAL RATIOS
Return on common equity (b)	24%		19%	15%		17%	18%				22%		18%
Return on tangible common equity (b)(c)	29		23	18		20	21				26		21
Return on assets (b)	1.70		1.41	1.14		1.26	1.35				1.56		1.38
Effective income tax rate	23.1		19.5	24.1		23.2	18.0	(g)			21.6		19.2	(g)
Overhead ratio	48		54	52		52	53				51		53

(a)Included Firmwide legal expense of $116 million, $223 million, $60 million, $62 million and $118 million for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively, and $339 million and $239 million for the six months ended June 30, 2026 and 2025, respectively.
(b)Ratios are based upon annualized amounts.
(c)Refer to page 28 for a further discussion of ROTCE.
(d)Included a $4.6 billion net gain related to Visa Class C common stock in Corporate and $1.0 billion of gains on certain equity investments, consisting of $763 million in Corporate and $263 million in CIB. Refer to footnote (e) on page 2 for further information.
(e)Refer to footnote (g) on page 2 for additional information.
(f)Included an FDIC special assessment accrual release of $326 million for the three months ended December 31, 2025. Refer to Note 6 on page 221 of the Firm’s 2025 Form 10-K for additional information.
(g)Included a $774 million income tax benefit in Corporate driven by the resolution of certain tax audits and the impact of tax regulations related to foreign currency translation gains and losses finalized in 2024 and effective for 2025.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

							Jun 30, 2026
							Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Jun 30,
	2026	2026	2025	2025		2025	2026	2025
ASSETS
Cash and due from banks	$24,720	$22,039	$21,742	$21,821		$23,759	12%	4%
Deposits with banks	285,091	290,103	321,596	281,615		396,568	(2)	(28)
Federal funds sold and securities purchased under
resale agreements	446,143	482,704	336,426	425,815		470,589	(8)	(5)
Securities borrowed	362,487	284,524	286,191	248,368		223,976	27	62
Trading assets:
Debt and equity instruments	994,305	997,751	745,096	892,928		829,510	—	20
Derivative receivables	67,767	71,584	57,777	59,849		60,346	(5)	12
Available-for-sale (“AFS”) securities	536,048	549,037	507,198	490,499	(a)	485,380	(2)	10
Held-to-maturity (”HTM”) securities	268,474	272,142	270,134	293,446	(a)	260,559	(1)	3
Investment securities, net of allowance for credit losses	804,522	821,179	777,332	783,945		745,939	(2)	8
Loans	1,542,462	1,503,520	1,493,429	1,435,246		1,411,992	3	9
Less: Allowance for loan losses	26,152	25,928	25,765	25,735		24,953	1	5
Loans, net of allowance for loan losses	1,516,310	1,477,592	1,467,664	1,409,511		1,387,039	3	9
Accrued interest and accounts receivable	179,939	142,334	111,599	141,876		124,463	26	45
Premises and equipment	37,701	36,771	36,244	35,063		33,562	3	12
Goodwill, MSRs and other intangible assets	64,304	64,289	64,458	64,442		64,465	—	—
Other assets	231,780	209,605	198,775	194,972		192,266	11	21
TOTAL ASSETS	$5,015,069	$4,900,475	$4,424,900	$4,560,205		$4,552,482	2	10

LIABILITIES
Deposits	$2,713,700	$2,675,520	$2,559,320	$2,548,476		$2,562,380	1	6
Federal funds purchased and securities loaned or sold
under repurchase agreements	704,918	716,623	442,396	567,574		595,340	(2)	18
Short-term borrowings	72,430	68,048	64,776	69,355		65,293	6	11
Trading liabilities:
Debt and equity instruments	208,648	196,546	169,690	195,859		173,292	6	20
Derivative payables	66,488	51,290	46,329	46,403		48,110	30	38
Accounts payable and other liabilities	384,290	352,561	316,794	316,896		303,641	9	27
Beneficial interests issued by consolidated VIEs	29,474	27,085	27,951	28,227		27,700	9	6
Long-term debt	460,523	448,764	435,206	427,203		419,802	3	10
TOTAL LIABILITIES	4,640,471	4,536,437	4,062,462	4,199,993		4,195,558	2	11

STOCKHOLDERS’ EQUITY
Preferred stock	21,040	20,045	20,045	20,045		20,045	5	5
Common stock	4,105	4,105	4,105	4,105		4,105	—	—
Additional paid-in capital	90,559	90,087	91,114	90,865		90,576	1	—
Retained earnings	445,020	428,206	416,055	407,401		397,424	4	12
Accumulated other comprehensive loss (“AOCI”)	(7,693)	(6,689)	(4,290)	(5,878)		(7,243)	(15)	(6)
Treasury stock, at cost	(178,433)	(171,716)	(164,591)	(156,326)		(147,983)	(4)	(21)
TOTAL STOCKHOLDERS’ EQUITY	374,598	364,038	362,438	360,212		356,924	3	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,015,069	$4,900,475	$4,424,900	$4,560,205		$4,552,482	2	10

(a) During the third quarter of 2025, the Firm transferred $44.1 billion of investment securities from AFS to HTM for asset-liability management purposes.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q26 Change				2026 Change
AVERAGE BALANCES	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025
ASSETS
Deposits with banks	$336,127	$312,890	$335,623	$360,156	$405,213	7%	(17)%	$324,572	$425,516	(24)%
Federal funds sold and securities purchased under resale agreements	459,513	437,916	330,694	424,346	432,714	5	6	448,775	405,507	11
Securities borrowed	313,154	286,689	261,877	234,112	234,024	9	34	299,995	237,494	26
Trading assets - debt instruments	706,817	682,348	620,465	580,985	562,967	4	26	694,650	529,242	31
Investment securities	807,893	802,265	788,922	768,599	727,651	1	11	805,094	696,484	16
Loans	1,521,295	1,486,145	1,461,079	1,417,466	1,380,726	2	10	1,503,817	1,360,173	11
All other interest-earning assets (a)	143,155	127,484	125,164	110,100	102,687	12	39	135,363	103,258	31
Total interest-earning assets	4,287,954	4,135,737	3,923,824	3,895,764	3,845,982	4	11	4,212,266	3,757,674	12
Trading assets - equity and other instruments	287,124	241,307	241,351	264,681	239,996	19	20	264,342	232,772	14
Trading assets - derivative receivables	74,352	68,328	57,543	61,842	57,601	9	29	71,357	58,345	22
All other noninterest-earning assets	327,658	313,365	306,700	297,658	294,039	5	11	320,551	288,233	11
TOTAL ASSETS	$4,977,088	$4,758,737	$4,529,418	$4,519,945	$4,437,618	5	12	$4,868,516	$4,337,024	12
LIABILITIES
Interest-bearing deposits	$2,047,761	$1,991,590	$1,949,049	$1,913,958	$1,902,337	3	8	$2,019,830	$1,872,777	8
Federal funds purchased and securities loaned or
sold under repurchase agreements	725,804	657,816	517,849	567,920	558,043	10	30	691,998	511,880	35
Short-term borrowings	54,013	55,469	56,265	53,755	55,059	(3)	(2)	54,737	52,190	5
Trading liabilities - debt and all other interest-bearing liabilities (b)	349,693	324,559	306,567	314,591	300,126	8	17	337,197	294,166	15
Beneficial interests issued by consolidated VIEs	28,065	27,519	27,327	28,884	26,185	2	7	27,793	25,981	7
Long-term debt	372,504	367,478	359,910	350,368	348,372	1	7	370,005	346,668	7
Total interest-bearing liabilities	3,577,840	3,424,431	3,216,967	3,229,476	3,190,122	4	12	3,501,560	3,103,662	13
Noninterest-bearing deposits	637,817	611,294	615,559	610,601	602,777	4	6	624,630	595,140	5
Trading liabilities - equity and other instruments	67,958	57,021	52,059	48,628	44,159	19	54	62,520	40,933	53
Trading liabilities - derivative payables	64,622	55,309	47,591	47,926	40,865	17	58	59,991	40,976	46
All other noninterest-bearing liabilities	264,509	249,587	236,876	226,934	209,853	6	26	257,087	209,198	23
TOTAL LIABILITIES	4,612,746	4,397,642	4,169,052	4,163,565	4,087,776	5	13	4,505,788	3,989,909	13
Preferred stock	21,196	20,045	20,045	20,045	20,045	6	6	20,624	20,029	3
Common stockholders’ equity	343,146	341,050	340,321	336,335	329,797	1	4	342,104	327,086	5
TOTAL STOCKHOLDERS’ EQUITY	364,342	361,095	360,366	356,380	349,842	1	4	362,728	347,115	4
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,977,088	$4,758,737	$4,529,418	$4,519,945	$4,437,618	5	12	$4,868,516	$4,337,024	12

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	2.81%	3.00%	3.10%	3.25%	3.36%			2.90%	3.57%
Federal funds sold and securities purchased under resale agreements	3.68	3.88	4.06	4.24	4.24			3.78	4.37
Securities borrowed	3.30	3.35	3.55	3.67	3.79			3.32	3.84
Trading assets - debt instruments	4.23	4.30	4.33	4.30	4.50			4.26	4.53
Investment securities	3.74	3.69	3.74	3.86	3.85			3.72	3.85
Loans	6.48	6.57	6.63	6.74	6.71			6.53	6.76
All other interest-earning assets (a)(d)	5.64	5.79	6.24	7.43	6.87			5.71	7.25
Total interest-earning assets	4.75	4.83	4.95	5.05	5.04			4.79	5.11

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.11	2.09	2.24	2.41	2.40			2.10	2.42
Federal funds purchased and securities loaned or
sold under repurchase agreements	3.69	3.79	3.99	4.22	4.29			3.74	4.39
Short-term borrowings	3.84	3.85	4.01	4.35	4.42			3.84	4.41
Trading liabilities - debt and all other interest-bearing liabilities (b)	2.77	2.83	2.95	2.92	3.04			2.80	3.00
Beneficial interests issued by consolidated VIEs	3.93	3.92	4.23	4.58	4.55			3.92	4.60
Long-term debt	4.81	4.79	4.92	5.16	5.16			4.80	5.16
Total interest-bearing liabilities	2.82	2.82	2.94	3.13	3.15			2.82	3.16

INTEREST RATE SPREAD	1.93	2.01	2.01	1.92	1.89			1.97	1.95
NET YIELD ON INTEREST-EARNING ASSETS	2.40	2.50	2.54	2.45	2.43			2.45	2.51
Memo: Net yield on interest-earning assets excluding Markets (e)	3.65	3.72	3.76	3.73	3.71			3.69	3.75
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2025 Form 10-K for additional information on hedge accounting.
(d) The rates reflect the impact of interest earned on cash collateral where the cash collateral has been netted against certain derivative payables.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the LOBs on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q26 Change				2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025
OTHER INCOME
Other income - reported	$7,549	$1,671	$1,658	$1,439	$1,154	352%	NM	$9,220	$3,077	200%
Fully taxable-equivalent adjustments (a)	564	587	856	588	663	(4)	(15)	1,151	1,265	(9)
Other income - managed	$8,113	$2,258	$2,514	$2,027	$1,817	259	347	$10,371	$4,342	139

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$31,836	$24,470	$20,803	$22,461	$21,703	30	47	$56,306	$43,740	29
Fully taxable-equivalent adjustments	564	587	856	588	663	(4)	(15)	1,151	1,265	(9)
Total noninterest revenue - managed	$32,400	$25,057	$21,659	$23,049	$22,366	29	45	$57,457	$45,005	28

NET INTEREST INCOME
Net interest income - reported	$25,511	$25,366	$24,995	$23,966	$23,209	1	10	$50,877	$46,482	9
Fully taxable-equivalent adjustments (a)	111	113	113	105	105	(2)	6	224	207	8
Net interest income - managed	$25,622	$25,479	$25,108	$24,071	$23,314	1	10	$51,101	$46,689	9

TOTAL NET REVENUE
Total net revenue - reported	$57,347	$49,836	$45,798	$46,427	$44,912	15	28	$107,183	$90,222	19
Fully taxable-equivalent adjustments	675	700	969	693	768	(4)	(12)	1,375	1,472	(7)
Total net revenue - managed	$58,022	$50,536	$46,767	$47,120	$45,680	15	27	$108,558	$91,694	18

PRE-PROVISION PROFIT
Pre-provision profit - reported	$30,031	$22,986	$21,815	$22,146	$21,133	31	42	$53,017	$42,846	24
Fully taxable-equivalent adjustments	675	700	969	693	768	(4)	(12)	1,375	1,472	(7)
Pre-provision profit - managed	$30,706	$23,686	$22,784	$22,839	$21,901	30	40	$54,392	$44,318	23

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$27,516	$20,479	$17,160	$18,743	$18,284	34	50	$47,995	$36,692	31
Fully taxable-equivalent adjustments	675	700	969	693	768	(4)	(12)	1,375	1,472	(7)
Income before income tax expense - managed	$28,191	$21,179	$18,129	$19,436	$19,052	33	48	$49,370	$38,164	29

INCOME TAX EXPENSE
Income tax expense - reported	$6,361	$3,985	$4,135	$4,350	$3,297	60	93	$10,346	$7,062	47
Fully taxable-equivalent adjustments	675	700	969	693	768	(4)	(12)	1,375	1,472	(7)
Income tax expense - managed	$7,036	$4,685	$5,104	$5,043	$4,065	50	73	$11,721	$8,534	37

OVERHEAD RATIO
Overhead ratio - reported	48%	54%	52%	52%	53%			51%	53%
Overhead ratio - managed	47	53	51	52	52			50	52

(a)For other income, recognized in CIB, and for net interest income, predominantly recognized in CIB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT & CORPORATE RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q26 Change					2026 Change
	2Q26		1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026		2025	2025
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$20,272		$19,568	$19,396	$19,473	$18,847	4%	8%	$39,840		$37,160	7%
Commercial & Investment Bank	24,853		23,379	19,375	19,878	19,535	6	27	48,232		39,201	23
Asset & Wealth Management	6,851		6,374	6,516	6,066	5,760	7	19	13,225		11,491	15
Corporate	6,046		1,215	1,480	1,703	1,538	398	293	7,261		3,842	89
TOTAL NET REVENUE	$58,022	(a)	$50,536	$46,767	$47,120	$45,680	15	27	$108,558	(a)	$91,694	18

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$11,108		$10,979	$10,256	$10,296	$9,858	1	13	$22,087		$19,715	12
Commercial & Investment Bank	11,390		11,136	9,011	9,722	9,641	2	18	22,526		19,483	16
Asset & Wealth Management	4,207		4,167	4,068	3,818	3,733	1	13	8,374		7,446	12
Corporate	611		568	648	445	547	8	12	1,179		732	61
TOTAL NONINTEREST EXPENSE	$27,316		$26,850	$23,983	$24,281	$23,779	2	15	$54,166		$47,376	14

PRE-PROVISION PROFIT
Consumer & Community Banking	$9,164		$8,589	$9,140	$9,177	$8,989	7	2	$17,753		$17,445	2
Commercial & Investment Bank	13,463		12,243	10,364	10,156	9,894	10	36	25,706		19,718	30
Asset & Wealth Management	2,644		2,207	2,448	2,248	2,027	20	30	4,851		4,045	20
Corporate	5,435		647	832	1,258	991	NM	448	6,082		3,110	96
PRE-PROVISION PROFIT	$30,706		$23,686	$22,784	$22,839	$21,901	30	40	$54,392		$44,318	23

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$2,156		$2,050	$4,244	$2,538	$2,082	5	4	$4,206		$4,711	(11)
Commercial & Investment Bank	356		482	405	809	696	(26)	(49)	838		1,401	(40)
Asset & Wealth Management	13		(24)	2	59	46	NM	(72)	(11)		36	NM
Corporate	(10)		(1)	4	(3)	25	NM	NM	(11)		6	NM
PROVISION FOR CREDIT LOSSES	$2,515		$2,507	$4,655	$3,403	$2,849	—	(12)	$5,022		$6,154	(18)

NET INCOME
Consumer & Community Banking	$5,311		$4,976	$3,642	$5,009	$5,169	7	3	$10,287		$9,594	7
Commercial & Investment Bank	9,678		9,044	7,268	6,901	6,650	7	46	18,722		13,592	38
Asset & Wealth Management	1,957		1,775	1,808	1,658	1,473	10	33	3,732		3,056	22
Corporate	4,209		699	307	825	1,695	NM	148	4,908		3,388	45
TOTAL NET INCOME	$21,155		$16,494	$13,025	$14,393	$14,987	28	41	$37,649		$29,630	27

(a)Included a $4.6 billion net gain related to Visa Class C common stock in Corporate and $1.0 billion of gains on certain equity investments, consisting of $763 million in Corporate and $263 million in CIB. Refer to footnote (e) on page 2 for further information.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

								Jun 30, 2026
								Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,				2026 Change
	2026		2026		2025	2025	2025	2026	2025	2026		2025	2025
CAPITAL
Risk-based capital metrics
Standardized
CET1 capital	$302,620	(b)	$291,152		$288,469	$287,297	$283,854	4%	7%
Tier 1 capital	322,576	(b)	310,317		307,630	306,599	303,189	4	6
Total capital	362,691	(b)	349,931		343,843	343,215	335,307	4	8
Risk-weighted assets	2,141,738	(b)	2,039,324		1,981,692	1,935,868	1,882,718	5	14
CET1 capital ratio	14.1%	(b)	14.3%		14.6%	14.8%	15.1%
Tier 1 capital ratio	15.1	(b)	15.2		15.5	15.8	16.1
Total capital ratio	16.9	(b)	17.2		17.4	17.7	17.8

Advanced
CET1 capital	$302,620	(b)	$291,152		$288,469	$287,297	$283,854	4	7
Tier 1 capital	322,576	(b)	310,317		307,630	306,599	303,189	4	6
Total capital	346,124	(b)	334,355		328,962	328,356	320,809	4	8
Risk-weighted assets	2,128,199	(b)	2,061,341	(c)	2,045,249	1,932,404	1,873,142	3	14
CET1 capital ratio	14.2%	(b)	14.1%		14.1%	14.9%	15.2%
Tier 1 capital ratio	15.2	(b)	15.1		15.0	15.9	16.2
Total capital ratio	16.3	(b)	16.2		16.1	17.0	17.1

Leverage-based capital metrics
Adjusted average assets (a)	$4,921,670	(b)	$4,702,980		$4,472,394	$4,464,441	$4,382,220	5	12
Tier 1 leverage ratio	6.6%	(b)	6.6%		6.9%	6.9%	6.9%

Total leverage exposure	$5,847,063	(b)	$5,576,930		$5,302,001	$5,272,950	$5,161,360	5	13
SLR	5.5%	(b)	5.6%		5.8%	5.8%	5.9%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$590,460	(b)	$572,047		$563,743	$567,557	$559,897	3	5

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$291,152		$288,469		$287,297	$283,854	$279,791	1	4	$288,469		$275,513	5%
Net income applicable to common equity	20,847		16,218		12,745	14,111	14,705	29	42	37,065		29,093	27
Dividends declared on common stock	(4,033)		(4,067)		(4,091)	(4,134)	(3,897)	1	(3)	(8,100)		(7,835)	(3)
Net purchase of treasury stock	(6,717)		(7,125)		(8,265)	(8,343)	(7,525)	6	11	(13,842)		(13,965)	1
Changes in additional paid-in capital	472		(1,027)		249	289	353	NM	34	(555)		(335)	(66)
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	320		(2,401)		1,295	1,509	(188)	NM	NM	(2,081)		765	NM
Translation adjustments, net of hedges	(21)		(167)		(6)	(12)	868	87	NM	(188)		1,357	NM
Fair value hedges	(9)		41		7	37	(8)	NM	(13)	32		20	60
Defined benefit pension and other postretirement employee benefit plans	37		4		619	4	(28)	NM	NM	41		(44)	NM
Changes related to other CET1 capital adjustments	572	(b)	1,207		(1,381)	(18)	(217)	(53)	NM	1,779	(b)	(715)	NM
Change in Standardized/Advanced CET1 capital	11,468	(b)	2,683		1,172	3,443	4,063	327	182	14,151	(b)	8,341	70
Standardized/Advanced CET1 capital, ending balance	$302,620	(b)	$291,152		$288,469	$287,297	$283,854	4	7	$302,620	(b)	$283,854	7

(a)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill (inclusive of estimated equity method goodwill) and other intangible assets.
(b)Estimated.
(c)As of March 31, 2026, reflects the updated impact to the amount of risk-weighted assets (“RWA”) resulting from the completion of the necessary modeling steps for the Apple Card transaction of approximately $30 billion, as compared to the impact of approximately $110 billion as of December 31, 2025. Refer to Capital Risk Management on pages 33-40 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, and pages 89-99 of the Firm’s 2025 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Jun 30, 2026
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2026 Change
	2026	2026	2025	2025	2025	2026	2025	2026	2025	2025
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$353,558	$343,993	$342,393	$340,167	$336,879	3%	5%
Less: Goodwill	52,711	52,706	52,731	52,717	52,747	—	—
Less: Other intangible assets	2,437	2,490	2,560	2,615	2,722	(2)	(10)
Add: Certain deferred tax liabilities (b)	2,904	2,911	2,916	2,906	2,923	—	(1)
Total tangible common equity	$301,314	$291,708	$290,018	$287,741	$284,333	3	6

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$343,146	$341,050	$340,321	$336,335	$329,797	1	4	$342,104	$327,086	5%
Less: Goodwill	52,740	52,737	52,703	52,731	52,692	—	—	52,739	52,637	—
Less: Other intangible assets	2,463	2,518	2,574	2,678	2,741	(2)	(10)	2,490	2,785	(11)
Add: Certain deferred tax liabilities (b)	2,909	2,915	2,903	2,917	2,926	—	(1)	2,912	2,932	(1)
Total tangible common equity	$290,852	$288,710	$287,947	$283,843	$277,290	1	5	$289,787	$274,596	6

INTANGIBLE ASSETS (period-end)
Goodwill	$52,711	$52,706	$52,731	$52,717	$52,747	—	—
Mortgage servicing rights	9,156	9,093	9,167	9,110	8,996	1	2
Other intangible assets	2,437	2,490	2,560	2,615	2,722	(2)	(10)
Total intangible assets	$64,304	$64,289	$64,458	$64,442	$64,465	—	—

(a)Refer to page 28 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q26 Change				2026 Change
	2Q26	1Q26	4Q25	3Q25		2Q25	1Q26	2Q25	2026	2025	2025
EARNINGS PER SHARE
Basic earnings per share
Net income	$21,155	$16,494	$13,025	$14,393		$14,987	28%	41%	$37,649	$29,630	27%
Less: Preferred stock dividends	308	276	280	282		282	12	9	584	537	9
Net income applicable to common equity	20,847	16,218	12,745	14,111		14,705	29	42	37,065	29,093	27
Less: Dividends and undistributed earnings allocated to
participating securities	95	70	56	68		75	36	27	164	145	13
Net income applicable to common stockholders	$20,752	$16,148	$12,689	$14,043		$14,630	29	42	$36,901	$28,948	27

Total weighted-average basic shares outstanding	2,689.9	2,716.2	2,735.3	2,762.4		2,788.7	(1)	(4)	2,703.1	2,804.0	(4)
Net income per share	$7.71	$5.95	$4.64	$5.08		$5.25	30	47	$13.65	$10.32	32

Diluted earnings per share
Net income applicable to common stockholders	$20,752	$16,148	$12,689	$14,043		$14,630	29	42	$36,901	$28,948	27
Total weighted-average basic shares outstanding	2,689.9	2,716.2	2,735.3	2,762.4		2,788.7	(1)	(4)	2,703.1	2,804.0	(4)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	4.3	4.0	5.2	5.2		5.0	8	(14)	4.1	4.9	(17)
Total weighted-average diluted shares outstanding	2,694.2	2,720.2	2,740.5	2,767.6		2,793.7	(1)	(4)	2,707.2	2,809.0	(4)
Net income per share	$7.70	$5.94	$4.63	$5.07		$5.24	30	47	$13.63	$10.31	32

COMMON DIVIDENDS
Cash dividends declared per share	$1.50	$1.50	$1.50	$1.50	(c)	$1.40	—	7	$3.00	$2.80	7
Dividend payout ratio	19%	25%	32%	29%		27%			22%	27%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	21.7	27.5	26.7	28.0		29.8	(21)	(27)	49.3	59.8	(18)
Average price paid per share of common stock	$308.21	$302.75	$309.81	$297.10		$251.67	2	22	$305.16	$252.09	21
Aggregate repurchases of common stock	6,703	8,328	8,262	8,315		7,500	(20)	(11)	15,031	15,063	—

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.4	10.8	0.7	0.4		0.4	(96)	—	11.3	11.9	(5)
Net impact of employee issuances on stockholders’ equity (b)	$518	$221	$322	$339		$419	134	24	$739	$895	(17)

(a)The Firm’s Board of Directors authorized a new common share repurchase program of up to $50 billion, effective July 1, 2026, which replaced the previous program that commenced in the third quarter of 2025 and authorized repurchases of up to $50 billion.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares.
(c)On September 16, 2025, the Board of Directors declared quarterly common stock dividends of $1.50 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q26 Change					2026 Change
	2Q26	1Q26	4Q25		3Q25		2Q25		1Q26	2Q25	2026	2025		2025
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$971	$947	$973		$969		$888		3%	9%	$1,918	$1,727		11%
Asset management fees	1,379	1,303	1,277		1,189		1,110		6	24	2,682	2,203		22
Mortgage fees and related income	325	303	344		372		347		7	(6)	628	610		3
Card income	691	592	376		514		687		17	1	1,283	1,340		(4)
All other income (a)	1,814	1,685	1,585		1,573		1,420		8	28	3,499	2,743		28
Noninterest revenue	5,180	4,830	4,555		4,617		4,452		7	16	10,010	8,623		16
Net interest income	15,092	14,738	14,841		14,856		14,395		2	5	29,830	28,537		5
TOTAL NET REVENUE	20,272	19,568	19,396		19,473		18,847		4	8	39,840	37,160		7

Provision for credit losses	2,156	2,050	4,244	(d)	2,538		2,082		5	4	4,206	4,711		(11)

NONINTEREST EXPENSE
Compensation expense	4,682	4,622	4,392	(e)	4,357	(e)	4,260	(e)	1	10	9,304	8,635	(e)	8
Noncompensation expense (b)	6,426	6,357	5,864	(e)	5,939	(e)	5,598	(e)	1	15	12,783	11,080	(e)	15
TOTAL NONINTEREST EXPENSE	11,108	10,979	10,256		10,296		9,858		1	13	22,087	19,715		12

Income before income tax expense	7,008	6,539	4,896		6,639		6,907		7	1	13,547	12,734		6
Income tax expense	1,697	1,563	1,254		1,630		1,738		9	(2)	3,260	3,140		4
NET INCOME	$5,311	$4,976	$3,642		$5,009		$5,169		7	3	$10,287	$9,594		7

REVENUE BY BUSINESS
Banking & Wealth Management	$11,229	$10,577	$10,870		$11,040		$10,698		6	5	$21,806	$20,952		4
Home Lending	1,285	1,232	1,249		1,260		1,250		4	3	2,517	2,457		2
Card Services & Auto	7,758	7,759	7,277		7,173		6,899		—	12	15,517	13,751		13

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	147	178	188		173		151		(17)	(3)	325	261		25
Net mortgage servicing revenue (c)	178	125	156		199		196		42	(9)	303	349		(13)
Mortgage fees and related income	$325	$303	$344		$372		$347		7	(6)	$628	$610		3

FINANCIAL RATIOS
ROE	34%	32%	25%		35%		36%				33%	34%
Overhead ratio	55	56	53		53		52				55	53

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $1.2 billion, $1.2 billion, $1.1 billion, $987 million and $896 million for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively, and $2.4 billion and $1.7 billion for the six months ended June 30, 2026 and 2025, respectively.
(b)Included depreciation expense on leased assets of $694 million, $756 million, $670 million, $649 million and $577 million for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively, and $1.5 billion and $1.1 billion for the six months ended June 30, 2026 and 2025, respectively.
(c)Included MSR risk management results of $39 million, $(15) million, $7 million, $55 million and $47 million for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively, and $24 million and $56 million for the six months ended June 30, 2026 and 2025, respectively.
(d)Refer to footnote (g) on page 2 for additional information.
(e)In the first quarter of 2026, Risk functions that were previously aligned with the LOBs were centralized into Corporate. As a result, the employees and compensation expense related to those functions are now reflected in Corporate, and a corresponding expense allocation from Corporate is reflected in noncompensation expense of the respective LOBs. These adjustments had no impact on total noninterest expense of the LOBs or Corporate. Prior periods have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q26 Change					2026 Change
	2Q26	1Q26	4Q25		3Q25		2Q25		1Q26	2Q25	2026	2025		2025
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$672,612	$656,051	$664,669		$652,275		$652,379		3%	3%	$672,612	$652,379		3%

Loans:
Banking & Wealth Management	34,337	32,992	33,005		33,259		33,749		4	2	34,337	33,749		2
Home Lending (a)	237,176	238,571	240,724		240,633		241,618		(1)	(2)	237,176	241,618		(2)
Card Services	249,816	239,065	247,753		235,491		233,051		4	7	249,816	233,051		7
Auto	72,220	70,958	70,585		71,095		72,182		2	—	72,220	72,182		—
Total loans	593,549	581,586	592,067		580,478		580,600		2	2	593,549	580,600		2

Deposits	1,093,862	1,112,078	1,072,792		1,058,388		1,063,137		(2)	3	1,093,862	1,063,137		3
Equity	61,500	61,500	56,000		56,000		56,000		—	10	61,500	56,000		10

SELECTED BALANCE SHEET DATA (average)
Total assets	$662,460	$655,977	$654,851		$650,277		$642,284		1	3	$659,236	$640,981		3

Loans:
Banking & Wealth Management	33,832	33,038	32,916		33,351		33,536		2	1	33,437	33,349		—
Home Lending (b)	238,808	240,429	241,701		241,772		242,665		(1)	(2)	239,614	243,469		(2)
Card Services	243,501	239,153	239,335		234,412		228,446		2	7	241,339	226,480		7
Auto	71,456	70,208	70,693		70,895		71,410		2	—	70,836	71,933		(2)
Total loans	587,597	582,828	584,645		580,430		576,057		1	2	585,226	575,231		2

Deposits	1,095,646	1,075,951	1,056,819		1,058,025		1,060,363		2	3	1,085,853	1,057,038		3
Equity	61,500	61,500	56,000		56,000		56,000		—	10	61,500	56,000		10

Employees (c)	144,079	143,869	142,586	(c)	142,600	(c)	143,198	(c)	—	1	144,079	143,198	(c)	1

(a)At June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, Home Lending loans held-for-sale and loans at fair value were $13.1 billion, $11.3 billion, $11.0 billion, $9.4 billion and $8.9 billion, respectively.
(b)Average Home Lending loans held-for sale and loans at fair value were $13.0 billion, $11.8 billion, $11.2 billion, $10.1 billion and $8.9 billion for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively, and $12.4 billion and $8.2 billion for the six months ended June 30, 2026 and 2025, respectively.
(c)Refer to footnote (e) on page 12 for further information on the centralization of Risk functions.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q26 Change				2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)	$3,506	$3,493	$3,484	$3,596	$3,891	—%	(10)%	$3,506	$3,891	(10)%

Net charge-offs/(recoveries)
Banking & Wealth Management	87	85	72	85	102	2	(15)	172	199	(14)
Home Lending	(18)	(15)	(12)	(63)	(21)	(20)	14	(33)	(47)	30
Card Services	2,025	2,044	1,897	1,860	1,938	(1)	4	4,069	3,921	4
Auto	62	81	87	81	67	(23)	(7)	143	167	(14)
Total net charge-offs/(recoveries)	$2,156	$2,195	$2,044	$1,963	$2,086	(2)	3	$4,351	$4,240	3
Net charge-off/(recovery) rate
Banking & Wealth Management	1.03%	1.04%	0.87%	1.01%	1.22%			1.04%	1.20%
Home Lending	(0.03)	(0.03)	(0.02)	(0.11)	(0.04)			(0.03)	(0.04)
Card Services	3.34	3.47	3.14	3.15	3.40			3.40	3.49
Auto	0.35	0.47	0.49	0.46	0.38			0.41	0.47
Total net charge-off/(recovery) rate	1.51	1.56	1.41	1.37	1.48			1.53	1.51

30+ day delinquency rate
Home Lending (b)	0.83%	0.88%	0.86%	0.89%	0.93%			0.83%	0.93%
Card Services	1.91	2.17	2.16	2.14	2.06			1.91	2.06
Auto	1.03	1.09	1.33 (d)	1.17	1.12			1.03	1.12

90+ day delinquency rate - Card Services	1.00	1.15	1.10	1.07	1.07			1.00	1.07

Allowance for credit losses:
Allowance for loan losses
Banking & Wealth Management	$765	$765	$765	$765	$790	—	(3)	$765	$790	(3)
Home Lending	507	507	647	647	547	—	(7)	507	547	(7)
Card Services	15,563	15,563	15,558	15,558	15,008	—	4	15,563	15,008	4
Auto	587	587	587	587	637	—	(8)	587	637	(8)
Total allowance for loan losses	17,422	17,422	17,557	17,557	16,982	—	3	17,422	16,982	3
Allowance for lending-related commitments (c)	2,280	2,280	2,290	90	90	—	NM	2,280	90	NM
Total allowance for credit losses	$19,702	$19,702	$19,847	$17,647	$17,072	—	15	$19,702	$17,072	15

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, mortgage loans 90 or more days past due and insured by U.S. government agencies were $61 million, $68 million, $70 million, $65 million and $68 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $85 million, $92 million, $102 million, $95 million and $99 million, respectively. These amounts have been excluded based upon the government guarantee.
(c)As of December 31, 2025, includes the impact of the Apple Card transaction. Refer to footnote (g) on page 2 for additional information.
(d)Prior-period rate has been revised to conform with the presentation in the Firm’s 2025 Form 10-K.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q26 Change				2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025
BUSINESS METRICS
Number of:
Branches	5,135	5,095	5,083	5,018	4,994	1%	3%	5,135	4,994	3%
Active digital customers (in thousands)	76,706	76,246	74,646	74,041	73,014	1	5	76,706	73,014	5
Active mobile customers (in thousands)	63,746	62,960	61,736	60,924	59,898	1	6	63,746	59,898	6

Debit and credit card sales volume (in billions)	$535.8	$487.6	$512.5	$492.3	$487.2	10	10	$1,023.4	$935.9	9
Total payments transaction volume (in trillions)	1.9	1.8	1.8	1.8	1.8	6	6	3.7	3.4	9

Banking & Wealth Management
Average deposits	$1,078,373	$1,059,463	$1,039,621	$1,040,402	$1,044,158	2	3	$1,068,970	$1,041,576	3
Deposit margin	2.70%	2.63%	2.72%	2.79%	2.76%			2.66%	2.72%
Business Banking average loans	$18,324	$18,578	$18,747	$18,922	$19,217	(1)	(5)	$18,450	$19,345	(5)
Business Banking origination volume	748	733	691	824	893	2	(16)	1,481	1,708	(13)
Client investment assets (a)	1,394,864	1,272,180	1,269,883	1,232,390	1,155,017	10	21	1,394,864	1,155,017	21
Number of client advisors	6,329	6,243	6,049	6,025	5,948	1	6	6,329	5,948	6

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$10.6	$8.7	$10.4	$8.4	$8.7	22	22	$19.3	$14.2	36
Correspondent	6.6	5.0	5.6	5.5	4.8	32	38	11.6	8.7	33
Total mortgage origination volume (b)	$17.2	$13.7	$16.0	$13.9	$13.5	26	27	$30.9	$22.9	35
Third-party mortgage loans serviced (period-end)	652.8	656.4	661.9	663.6	653.3	(1)	—	652.8	653.3	—
MSR carrying value (period-end)	9.1	9.1	9.1	9.1	9.0	—	1	9.1	9.0	1

Card Services
Sales volume, excluding commercial card (in billions)	$373.1	$337.6	$359.7	$344.4	$340.0	11	10	$710.7	$650.6	9
Net revenue rate	10.37%	10.78%	9.86%	10.03%	10.06%			10.57%	10.22%
Net yield on average loans	10.39	10.85	10.40	10.28	10.04			10.62	10.17

Auto
Loan and lease origination volume (in billions)	$12.3	$10.4	$10.8	$12.0	$11.3	18	9	$22.7	$22.0	3
Average auto operating lease assets	21,123	20,398	18,893	16,986	15,218	4	39	20,762	14,434	44

(a)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(b)Firmwide mortgage origination volume was $21.2 billion, $16.6 billion, $19.0 billion, $16.9 billion and $16.3 billion for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively, and $37.8 billion and $27.5 billion for the six months ended June 30, 2026 and 2025, respectively.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q26 Change					2026 Change
	2Q26	1Q26	4Q25		3Q25		2Q25		1Q26	2Q25	2026	2025		2025
INCOME STATEMENT
REVENUE
Investment banking fees	$3,277	$2,883	$2,347		$2,627		$2,513		14%	30%	$6,160	$4,761		29%
Principal transactions	8,768	7,897	5,419		7,090		7,109		11	23	16,665	14,717		13
Lending- and deposit-related fees	1,487	1,394	1,336		1,315		1,296		7	15	2,881	2,526		14
Commissions and other fees	1,748	1,714	1,562		1,493		1,493		2	17	3,462	2,930		18
Card income	649	585	627		613		645		11	1	1,234	1,196		3
All other income	1,025	917	1,063		660		736		12	39	1,942	1,484		31
Noninterest revenue	16,954	15,390	12,354		13,798		13,792		10	23	32,344	27,614		17
Net interest income	7,899	7,989	7,021		6,080		5,743		(1)	38	15,888	11,587		37
TOTAL NET REVENUE (a)	24,853	23,379	19,375		19,878		19,535		6	27	48,232	39,201		23

Provision for credit losses	356	482	405		809		696		(26)	(49)	838	1,401		(40)

NONINTEREST EXPENSE
Compensation expense	5,544	5,740	3,940	(d)	4,662	(d)	4,815	(d)	(3)	15	11,284	9,942	(d)	13
Noncompensation expense	5,846	5,396	5,071	(d)	5,060	(d)	4,826	(d)	8	21	11,242	9,541	(d)	18
TOTAL NONINTEREST EXPENSE	11,390	11,136	9,011		9,722		9,641		2	18	22,526	19,483		16

Income before income tax expense	13,107	11,761	9,959		9,347		9,198		11	42	24,868	18,317		36
Income tax expense	3,429	2,717	2,691		2,446		2,548		26	35	6,146	4,725		30
NET INCOME	$9,678	$9,044	$7,268		$6,901		$6,650		7	46	$18,722	$13,592		38

FINANCIAL RATIOS
ROE	22%	21%	19%		18%		17%				22%	18%
Overhead ratio	46	48	47		49		49				47	50
Compensation expense as percentage of total net revenue	22	25	20	(d)	23	(d)	25	(d)			23	25	(d)

REVENUE BY BUSINESS
Investment Banking	$3,902	$3,136	$2,552		$2,694		$2,684		24	45	$7,038	$4,952		42
Payments	5,296	5,123	5,114		4,917		4,735		3	12	10,419	9,300		12
Lending	1,964	2,166	1,985		1,872		1,829		(9)	7	4,130	3,744		10
Other	—	—	—		—		—		—	—	—	6		NM
Total Banking & Payments	11,162	10,425	9,651		9,483		9,248		7	21	21,587	18,002		20
Fixed Income Markets	6,053	7,078	5,380		5,613		5,690		(14)	6	13,131	11,539		14
Equity Markets	6,025	4,481	2,859		3,331		3,246		34	86	10,506	7,060		49
Securities Services	1,657	1,499	1,489		1,423		1,418		11	17	3,156	2,687		17
Credit Adjustments & Other (b)	(44)	(104)	(4)		28		(67)		58	34	(148)	(87)		(70)
Total Markets & Securities Services	13,691	12,954	9,724		10,395		10,287		6	33	26,645	21,199		26
TOTAL NET REVENUE	$24,853	$23,379	$19,375		$19,878		$19,535		6	27	$48,232	$39,201		23

Banking & Payments revenue by client coverage segment (c)
Global Corporate Banking & Global Investment Banking	$7,797	$7,265	$6,493		$6,544		$6,319		7%	23%	$15,062	$12,248		23%
Commercial Banking	3,365	3,160	3,158		2,939		2,929		6	15	6,525	5,754		13
Commercial & Specialized Industries	2,472	2,280	2,245		2,038		2,067		8	20	4,752	4,023		18
Commercial Real Estate Banking	893	880	913		901		862		1	4	1,773	1,731		2
Total Banking & Payments revenue	$11,162	$10,425	$9,651		$9,483		$9,248		7	21	$21,587	$18,002		20

(a)Included taxable-equivalent adjustments primarily from income tax credits from investments in alternative energy, affordable housing and new markets, income from tax-exempt securities and loans, and the related amortization and other tax benefits of the investments in alternative energy and affordable housing of $621 million, $646 million, $920 million, $644 million and $722 million for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively, and $1.3 billion and $1.4 billion for the six months ended June 30, 2026 and 2025, respectively.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)Refer to page 70 of the Firm’s 2025 Form 10-K for a description of each of the client coverage segments.
(d)In the first quarter of 2026, Risk functions that were previously aligned with the LOBs were centralized into Corporate. As a result, the employees and compensation expense related to those functions are now reflected in Corporate, and a corresponding expense allocation from Corporate is reflected in noncompensation expense of the respective LOBs. These adjustments had no impact on total noninterest expense of the LOBs or Corporate. Prior periods have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q26 Change					2026 Change
	2Q26	1Q26	4Q25		3Q25		2Q25		1Q26	2Q25	2026	2025		2025
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,709,357	$2,626,846	$2,142,534		$2,328,000		$2,260,825		3%	20%	$2,709,357	$2,260,825		20%
Loans:
Loans retained	586,807	576,917	558,528		538,016		526,174		2	12	586,807	526,174		12
Loans held-for-sale and loans at fair value (a)	65,594	67,022	73,508		56,057		57,659		(2)	14	65,594	57,659		14
Total loans	652,401	643,939	632,036		594,073		583,833		1	12	652,401	583,833		12

Equity	175,000	166,500	149,500		149,500		149,500		5	17	175,000	149,500		17

Banking & Payments loans by client coverage segment (period-end) (b)
Global Corporate Banking & Global Investment Banking	$160,842	$158,989	$146,079		$132,560		$133,017		1	21	$160,842	$133,017		21
Commercial Banking	226,320	224,253	222,139		222,464		222,044		1	2	226,320	222,044		2
Commercial & Specialized Industries	78,897	77,425	75,865		76,010		75,859		2	4	78,897	75,859		4
Commercial Real Estate Banking	147,423	146,828	146,274		146,454		146,185		—	1	147,423	146,185		1
Total Banking & Payments loans	387,162	383,242	368,218		355,024		355,061		1	9	387,162	355,061		9

SELECTED BALANCE SHEET DATA (average)
Total assets	$2,665,978	$2,497,393	$2,260,671		$2,266,445		$2,205,619		7	21	$2,582,151	$2,125,805		21
Trading assets - debt and equity instruments	952,230	874,262	815,438		796,017		758,113		9	26	913,462	721,778		27
Trading assets - derivative receivables	73,390	67,591	56,598		61,132		56,815		9	29	70,507	57,895		22
Loans:
Loans retained	573,945	558,751	546,219		528,135		511,562		3	12	566,390	497,014		14
Loans held-for-sale and loans at fair value (a)	72,405	73,588	66,415		55,545		50,287		(2)	44	72,993	48,365		51
Total loans	646,350	632,339	612,634		583,680		561,849		2	15	639,383	545,379		17

Deposits	1,282,143	1,234,295	1,226,155		1,194,410		1,170,063		4	10	1,258,351	1,138,287		11
Equity	172,198	166,500	149,500		149,500		149,500		3	15	169,365	149,500		13

Banking & Payments loans by client coverage segment (average) (b)
Global Corporate Banking & Global Investment Banking	$165,538	$151,120	$138,491		$132,101		$125,554		10	32	$158,369	$123,482		28
Commercial Banking	225,535	222,897	222,216		221,534		219,886		1	3	224,224	219,227		2
Commercial & Specialized Industries	78,556	76,610	75,620		75,270		74,384		3	6	77,589	74,009		5
Commercial Real Estate Banking	146,979	146,287	146,596		146,264		145,502		—	1	146,635	145,218		1
Total Banking & Payments loans	391,073	374,017	360,707		353,635		345,440		5	13	382,593	342,709		12

Employees	91,876	91,493	91,355	(c)	90,895	(c)	89,882	(c)	—	2	91,876	89,882	(c)	2

(a)Loans held-for-sale and loans at fair value primarily reflect lending-related positions originated and purchased in Markets, including loans held for securitization.
(b)Refer to page 70 of the Firm’s 2025 Form 10-K for a description of each of the client coverage segments.
(c)Refer to footnote (d) on page 16 for further information on the centralization of Risk functions.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q26 Change				2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$207	$120	$440	$567	$325	73%	(36)%	$327	$502	(35)%

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	3,520	3,855	3,641	4,033	3,678	(9)	(4)	3,520	3,678	(4)
Nonaccrual loans held-for-sale and loans at fair value (b)	1,290	1,192	1,518	1,338	1,207	8	7	1,290	1,207	7
Total nonaccrual loans	4,810	5,047	5,159	5,371	4,885	(5)	(2)	4,810	4,885	(2)

Derivative receivables	171	174	204	224	349	(2)	(51)	171	349	(51)
Assets acquired in loan satisfactions	213	176	192	197	208	21	2	213	208	2
Total nonperforming assets	5,194	5,397	5,555	5,792	5,442	(4)	(5)	5,194	5,442	(5)

Allowance for credit losses:
Allowance for loan losses	8,159	7,947	7,632	7,609	7,408	3	10	8,159	7,408	10
Allowance for lending-related commitments	2,836	2,777	2,738	2,798	2,757	2	3	2,836	2,757	3
Total allowance for credit losses	10,995	10,724	10,370	10,407	10,165	3	8	10,995	10,165	8

Net charge-off/(recovery) rate (c)	0.14%	0.09%	0.32%	0.43%	0.25%			0.12%	0.20%

Allowance for loan losses to period-end loans retained	1.39	1.38	1.37	1.41	1.41			1.39	1.41

Allowance for loan losses to nonaccrual loans retained (a)	232	206	210	189	201			232	201
Nonaccrual loans to total period-end loans	0.74	0.78	0.82	0.90	0.84			0.74	0.84

(a)Allowance for loan losses of $672 million, $740 million, $597 million, $724 million and $655 million were held against these nonaccrual loans at June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively.
(b)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, mortgage loans 90 or more days past due and insured by U.S. government agencies were $171 million, $183 million, $128 million, $93 million and $45 million, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q26 Change				2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025
BUSINESS METRICS
Advisory	$1,012	$1,266	$1,033	$926	$844	(20)%	20%	$2,278	$1,538	48%
Equity underwriting	829	472	416	527	465	76	78	1,301	789	65
Debt underwriting	1,436	1,145	898	1,174	1,204	25	19	2,581	2,434	6
Total investment banking fees	$3,277	$2,883	$2,347	$2,627	$2,513	14	30	$6,160	$4,761	29

Client deposits and other third-party liabilities (average) (a)	1,205,156	1,167,128	1,153,559	1,111,143	1,089,781	3	11	1,186,247	1,062,235	12

Assets under custody (“AUC”) (period-end) (in billions)	$44,931	$40,905	$41,172	$40,128	$38,028	10	18	$44,931	$38,028	18

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$36	$39	$35	$33	$37	(8)	(3)
Foreign exchange	13	13	9	9	10	—	30
Equities	20	11	13	14	17	82	18
Commodities and other	14	14	23	19	24	—	(42)
Diversification benefit to CIB trading VaR (c)	(44)	(47)	(49)	(50)	(55)	6	20
CIB trading VaR (b)	39	30	31	25	33	30	18
Credit Portfolio VaR (d)	18	21	20	21	22	(14)	(18)
Diversification benefit to CIB VaR (c)	(17)	(16)	(17)	(15)	(17)	(6)	—
CIB VaR	$40	$35	$34	$31	$38	14	5

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 135–138 of the Firm’s 2025 Form 10-K for further information.
(c)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(d)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and credit protection purchased against certain retained loans and lending-related commitments, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q26 Change					2026 Change
	2Q26	1Q26	4Q25		3Q25		2Q25		1Q26	2Q25	2026	2025		2025
INCOME STATEMENT
REVENUE
Asset management fees	$4,227	$4,125	$4,372		$3,885		$3,642		2%	16%	$8,352	$7,237		15%
Commissions and other fees	445	369	301		296		314		21	42	814	587		39
All other income	370	154	165		156		117		140	216	524	242		117
Noninterest revenue	5,042	4,648	4,838		4,337		4,073		8	24	9,690	8,066		20
Net interest income	1,809	1,726	1,678		1,729		1,687		5	7	3,535	3,425		3
TOTAL NET REVENUE	6,851	6,374	6,516		6,066		5,760		7	19	13,225	11,491		15

Provision for credit losses	13	(24)	2		59		46		NM	(72)	(11)	36		NM

NONINTEREST EXPENSE
Compensation expense	2,322	2,339	2,256	(a)	2,125	(a)	2,083	(a)	(1)	11	4,661	4,150	(a)	12
Noncompensation expense	1,885	1,828	1,812	(a)	1,693	(a)	1,650	(a)	3	14	3,713	3,296	(a)	13
TOTAL NONINTEREST EXPENSE	4,207	4,167	4,068		3,818		3,733		1	13	8,374	7,446		12

Income before income tax expense	2,631	2,231	2,446		2,189		1,981		18	33	4,862	4,009		21
Income tax expense	674	456	638		531		508		48	33	1,130	953		19
NET INCOME	$1,957	$1,775	$1,808		$1,658		$1,473		10	33	$3,732	$3,056		22

REVENUE BY BUSINESS
Asset Management	$3,320	$3,072	$3,408		$2,916		$2,705		8	23	$6,392	$5,376		19
Global Private Bank	3,531	3,302	3,108		3,150		3,055		7	16	6,833	6,115		12
TOTAL NET REVENUE	$6,851	$6,374	$6,516		$6,066		$5,760		7	19	$13,225	$11,491		15

FINANCIAL RATIOS
ROE	48%	44%	44%		40%		36%				46%	38%
Overhead ratio	61	65	62		63		65				63	65
Pretax margin ratio:
Asset Management	36	34	38		35		33				35	33
Global Private Bank	40	36	37		37		36				38	37
Asset & Wealth Management	38	35	38		36		34				37	35

Employees	29,773	29,357	29,181	(a)	29,135	(a)	28,770	(a)	1	3	29,773	28,770	(a)	3

Number of Global Private Bank client advisors	4,119	4,110	4,101		4,050		3,756		—	10	4,119	3,756		10

(a)In the first quarter of 2026, Risk functions that were previously aligned with the LOBs were centralized into Corporate. As a result, the employees and compensation expense related to those functions are now reflected in Corporate, and a corresponding expense allocation from Corporate is reflected in noncompensation expense of the respective LOBs. These adjustments had no impact on total noninterest expense of the LOBs or Corporate. Prior periods have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q26 Change				2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$323,243	$299,179	$288,065	$282,322	$268,966	8%	20%	$323,243	$268,966	20%
Loans	293,386	274,902	266,385	257,988	245,526	7	19	293,386	245,526	19
Deposits	253,218	266,745	257,316	239,999	242,356	(5)	4	253,218	242,356	4
Equity	16,000	16,000	16,000	16,000	16,000	—	—	16,000	16,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$308,845	$291,058	$284,100	$272,954	$261,128	6	18	$300,001	$257,271	17
Loans	284,281	267,986	260,792	250,730	240,585	6	18	276,178	237,279	16
Deposits	260,092	253,706	247,065	241,454	248,375	3	5	256,916	246,253	4
Equity	16,000	16,000	16,000	16,000	16,000	—	—	16,000	16,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$2	$1	$30	$62	$(1)	100	NM	$3	$—	NM

Nonaccrual loans	1,041	1,035	1,199	1,129	1,035	1	1	1,041	1,035	1

Allowance for credit losses:
Allowance for loan losses	530	520	536	555	552	2	(4)	530	552	(4)
Allowance for lending-related commitments	35	33	43	52	58	6	(40)	35	58	(40)
Total allowance for credit losses	565	553	579	607	610	2	(7)	565	610	(7)

Net charge-off/(recovery) rate	—%	—%	0.05%	0.10%	—%			—%	—%

Allowance for loan losses to period-end loans	0.18	0.19	0.20	0.22	0.22			0.18	0.22

Allowance for loan losses to nonaccrual loans	51	50	45	49	53			51	53
Nonaccrual loans to period-end loans	0.35	0.38	0.45	0.44	0.42			0.35	0.42

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions, except business metrics data)

						Jun 30, 2026
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2026 Change
CLIENT ASSETS	2026	2026	2025	2025	2025	2026	2025	2026	2025	2025
Assets by asset class
Liquidity	$1,326	$1,297	$1,279	$1,174	$1,131	2%	17%	$1,326	$1,131	17%
Fixed income	1,061	1,014	998	971	925	5	15	1,061	925	15
Equity	1,574	1,360	1,400	1,371	1,258	16	25	1,574	1,258	25
Multi-asset	939	880	884	855	809	7	16	939	809	16
Alternatives	240	238	230	228	220	1	9	240	220	9
TOTAL ASSETS UNDER MANAGEMENT	5,140	4,789	4,791	4,599	4,343	7	18	5,140	4,343	18
Custody/brokerage/administration/deposits	2,523	2,314	2,327	2,239	2,078	9	21	2,523	2,078	21
TOTAL CLIENT ASSETS (a)	$7,663	$7,103	$7,118	$6,838	$6,421	8	19	$7,663	$6,421	19

Assets by client segment
Private Banking	$1,559	$1,440	$1,414	$1,364	$1,270	8	23	$1,559	$1,270	23
Global Institutional	2,079	1,964	1,953	1,837	1,772	6	17	2,079	1,772	17
Global Funds	1,502	1,385	1,424	1,398	1,301	8	15	1,502	1,301	15
TOTAL ASSETS UNDER MANAGEMENT	$5,140	$4,789	$4,791	$4,599	$4,343	7	18	$5,140	$4,343	18

Private Banking	$3,824	$3,549	$3,549	$3,423	$3,191	8	20	$3,824	$3,191	20
Global Institutional	2,312	2,145	2,121	1,994	1,907	8	21	2,312	1,907	21
Global Funds	1,527	1,409	1,448	1,421	1,323	8	15	1,527	1,323	15
TOTAL CLIENT ASSETS (a)	$7,663	$7,103	$7,118	$6,838	$6,421	8	19	$7,663	$6,421	19

Assets under management rollforward
Beginning balance	$4,789	$4,791	$4,599	$4,343	$4,113			$4,791	$4,045
Net asset flows:
Liquidity	22	13	105	37	5			35	41
Fixed income	35	20	25	31	27			55	38
Equity	12	18	11	31	16			30	53
Multi-asset	6	10	11	4	(2)			16	1
Alternatives	(3)	6	5	6	(10)			3	(7)
Market/performance/other impacts	279	(69)	35	147	194			210	172
Ending balance	$5,140	$4,789	$4,791	$4,599	$4,343			$5,140	$4,343

Client assets rollforward
Beginning balance	$7,103	$7,118	$6,838	$6,421	$6,002			$7,118	$5,932
Net asset flows	148	111	206	147	80			259	200
Market/performance/other impacts	412	(126)	74	270	339			286	289
Ending balance	$7,663	$7,103	$7,118	$6,838	$6,421			$7,663	$6,421

BUSINESS METRICS
Firmwide Wealth Management
Client assets (in billions) (b)	$4,881	$4,516	$4,521	$4,373	$4,087	8	19	$4,881	$4,087	19
Number of client advisors	10,448	10,353	10,150	10,075	9,704	1	8	10,448	9,704	8

Stock Plan Administration
Number of stock plan participants (in thousands)	1,982	1,883	1,794	1,796	1,594	5	24	1,982	1,594	24
Client assets (in billions)	$406	$383	$372	$357	$314	6	29	$406	$314	29

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)Consists of Global Private Bank in AWM and client investment assets in J.P. Morgan Wealth Management in CCB.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS											SIX MONTHS ENDED JUNE 30,
										2Q26 Change						2026 Change
	2Q26		1Q26	4Q25		3Q25		2Q25		1Q26	2Q25	2026		2025		2025
INCOME STATEMENT
REVENUE
Principal transactions	$149		$(31)	$(144)		$(54)		$(54)		NM	NM	$118		$(141)		NM
Investment securities gains/(losses)	(395)		60	(72)		105		(54)		NM	NM	(335)		(91)		(268)%
All other income	5,470	(e)	160	128		246		157		NM	NM	5,630	(e)	934		NM
Noninterest revenue	5,224		189	(88)		297		49		NM	NM	5,413		702		NM
Net interest income	822		1,026	1,568		1,406		1,489		(20)%	(45)%	1,848		3,140		(41)
TOTAL NET REVENUE (a)	6,046		1,215	1,480		1,703		1,538		398	293	7,261		3,842		89

Provision for credit losses	(10)		(1)	4		(3)		25		NM	NM	(11)		6		NM

NONINTEREST EXPENSE	611		568	648	(f)(g)	445	(f)	547	(f)	8	12	1,179		732	(f)	61
Income before income tax expense	5,445		648	828		1,261		966		NM	464	6,093		3,104		96
Income tax expense/(benefit)	1,236		(51)	521		436		(729)	(i)	NM	NM	1,185		(284)	(i)	NM
NET INCOME	$4,209		$699	$307		$825		$1,695		NM	148	$4,908		$3,388		45

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	793		1,337	1,601		1,687		1,649		(41)	(52)	2,130		3,213		(34)
Other Corporate	5,253	(e)	(122)	(121)		16		(111)		NM	NM	5,131	(e)	629		NM
TOTAL NET REVENUE	$6,046		$1,215	$1,480		$1,703		$1,538		398	293	$7,261		$3,842		89

NET INCOME/(LOSS)
Treasury and CIO	529		842	1,120		1,166		1,121		(37)	(53)	1,371		2,279		(40)
Other Corporate	3,680	(e)	(143)	(813)		(341)		574		NM	NM	3,537	(e)	1,109		219
TOTAL NET INCOME	$4,209		$699	$307		$825		$1,695		NM	148	$4,908		$3,388		45

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,309,857		$1,318,399	$1,329,632		$1,297,608		$1,370,312		(1)	(4)	$1,309,857		$1,370,312		(4)
Loans	3,126		3,093	2,941		2,707		2,033		1	54	3,126		2,033		54
Deposits (b)	59,437		41,173	35,874		34,145		27,952		44	113	59,437		27,952		113

Employees	54,832		55,360	55,390	(f)	55,523	(f)	55,310	(f)	(1)	(1)	54,832		55,310	(f)	(1)

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$(395)		$60	$(72)		$105		$(54)		NM	NM	$(335)		$(91)		(268)
Available-for-sale securities (average)	533,510		529,500	502,641		495,777	(h)	462,179		1	15	531,516		427,282		24
Held-to-maturity securities (average) (c)	270,893		269,482	283,009		269,717	(h)	262,479		1	3	270,191		266,172		2
Investment securities portfolio (average)	$804,403		$798,982	$785,650		$765,494		$724,658		1	11	$801,707		$693,454		16
Available-for-sale securities (period-end)	532,368		545,706	503,896		487,277	(h)	482,269		(2)	10	532,368		482,269		10
Held-to-maturity securities (period-end) (c)	268,474		272,142	270,134		293,446	(h)	260,559		(1)	3	268,474		260,559		3
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$800,842		$817,848	$774,030		$780,723		$742,828		(2)	8	$800,842		$742,828		8

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $44 million, $44 million, $41 million, $39 million and $38 million for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively, and $88 million and $74 million for the six months ended June 30, 2026 and 2025, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)At June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, the estimated fair value of the HTM securities portfolio was $250.3 billion, $254.5 billion, $253.3 billion, $274.9 billion and $239.3 billion, respectively.
(d)At June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, the allowance for credit losses on investment securities was $59 million, $73 million, $73 million, $72 million and $75 million, respectively.
(e)Included a $4.6 billion net gain related to Visa Class C common stock and $763 million of gains on certain equity investments. Refer to footnote (e) on page 2 for further information.
(f)In the first quarter of 2026, Risk functions that were previously aligned with the LOBs were centralized into Corporate. As a result, the employees and compensation expense related to those functions are now reflected in Corporate, and a corresponding expense allocation from Corporate is reflected in noncompensation expense of the respective LOBs. These adjustments had no impact on total noninterest expense of the LOBs or Corporate. Prior periods have been revised to conform with the current presentation.
(g)Included an FDIC special assessment accrual release of $326 million for the three months ended December 31, 2025. Refer to Note 6 on page 221 of the Firm’s 2025 Form 10-K for additional information.
(h)During the third quarter of 2025, the Firm transferred $44.1 billion of investment securities from AFS to HTM for asset-liability management purposes.
(i)Included a $774 million income tax benefit driven by the resolution of certain tax audits and the impact of tax regulations related to foreign currency translation gains and losses finalized in 2024 and effective for 2025.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

							Jun 30, 2026
							Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,		Mar 31,	Jun 30,
	2026	2026	2025	2025	2025		2026	2025
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$367,128	$367,274	$368,741	$369,859	$371,855		—%	(1)%
Loans held-for-sale and loans at fair value	24,615	24,386	33,517	23,225	22,185		1	11
Total consumer, excluding credit card loans	391,743	391,660	402,258	393,084	394,040		—	(1)

Credit card loans
Loans retained	249,876	239,123	247,797	235,475	232,943		4	7
Total credit card loans	249,876	239,123	247,797	235,475	232,943		4	7
Total consumer loans	641,619	630,783	650,055	628,559	626,983		2	2

Wholesale loans (b)
Loans retained	846,804	818,839	792,367	764,451	740,675		3	14
Loans held-for-sale and loans at fair value	54,039	53,898	51,007	42,236	44,334		—	22
Total wholesale loans	900,843	872,737	843,374	806,687	785,009		3	15

Total loans	1,542,462	1,503,520	1,493,429	1,435,246	1,411,992		3	9
Derivative receivables	67,767	71,584	57,777	59,849	60,346		(5)	12
Receivables from customers (c)	82,203	64,844	47,336	68,493	53,099		27	55
Total credit-related assets	1,692,432	1,639,948	1,598,542	1,563,588	1,525,437		3	11

Lending-related commitments
Consumer, excluding credit card	49,116	46,236	43,587	48,015	47,064		6	4
Credit card (d)(e)	1,224,431	1,204,016	1,177,766	1,069,963	1,050,275		2	17
Wholesale	621,742	604,922	595,954	596,028	559,654	(h)	3	11
Total lending-related commitments	1,895,289	1,855,174	1,817,307	1,714,006	1,656,993		2	14

Total credit exposure	$3,587,721	$3,495,122	$3,415,849	$3,277,594	$3,182,430		3	13

Memo: Total by category
Consumer exposure (f)	$1,915,166	$1,881,035	$1,871,408	$1,746,537	$1,724,322		2	11
Wholesale exposure (g)	1,672,555	1,614,087	1,544,441	1,531,057	1,458,108		4	15
Total credit exposure	$3,587,721	$3,495,122	$3,415,849	$3,277,594	$3,182,430		3	13

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CIB.
(e)As of December 31, 2025, includes the impact of the Apple Card transaction. Refer to Notes 4 and 28 of the Firm’s 2025 Form 10-K for additional information.
(f)Represents total consumer loans and lending-related commitments.
(g)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(h)Prior-period amount has been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2026
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2026	2026	2025	2025	2025	2026	2025
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,843	$3,810	$3,875	$3,954	$3,938	1%	(2)%
Loans held-for-sale and loans at fair value	605	589	798	646	731	3	(17)
Total consumer nonaccrual loans	4,448	4,399	4,673	4,600	4,669	1	(5)

Wholesale nonaccrual loans
Loans retained	4,191	4,524	4,398	4,740	4,479	(7)	(6)
Loans held-for-sale and loans at fair value	725	660	786	766	673	10	8
Total wholesale nonaccrual loans	4,916	5,184	5,184	5,506	5,152	(5)	(5)

Total nonaccrual loans	9,364	9,583	9,857	10,106	9,821	(2)	(5)

Derivative receivables	171	174	204	224	349	(2)	(51)
Assets acquired in loan satisfactions	314	292	298	305	310	8	1
Total nonperforming assets	9,849	10,049	10,359	10,635	10,480	(2)	(6)
Wholesale lending-related commitments (b)	799	916	925	1,025	922	(13)	(13)
Total nonperforming exposure	$10,648	$10,965	$11,284	$11,660	$11,402	(3)	(7)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.61%	0.64%	0.66%	0.70%	0.70%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.14	1.12	1.16	1.17	1.18
Total wholesale nonaccrual loans to total
wholesale loans	0.55	0.59	0.61	0.68	0.66

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, mortgage loans 90 or more days past due and insured by U.S. government agencies were $232 million, $251 million, $198 million, $158 million and $113 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2025 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q26 Change				2026 Change
	2Q26	1Q26	4Q25		3Q25	2Q25	1Q26	2Q25	2026	2025	2025
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$25,928	$25,765	$25,735		$24,953	$25,208	1%	3%	$25,765	$24,345	6%
Net charge-offs:
Gross charge-offs	2,995	2,911	3,099		3,181	2,944	3	2	5,906	5,760	3
Gross recoveries collected	(629)	(595)	(585)		(588)	(534)	(6)	(18)	(1,224)	(1,018)	(20)
Net charge-offs	2,366	2,316	2,514		2,593	2,410	2	(2)	4,682	4,742	(1)
Provision for loan losses	2,590	2,481	2,544		3,376	2,151	4	20	5,071	5,344	(5)
Other	—	(2)	—		(1)	4	NM	NM	(2)	6	NM
Ending balance	$26,152	$25,928	$25,765		$25,735	$24,953	1	5	$26,152	$24,953	5

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$5,091	$5,071	$2,964		$2,932	$2,226	—	129	$5,071	$2,101	141
Provision for lending-related commitments	63	23	2,107	(b)	31	706	174	(91)	86	831	(90)
Other	(3)	(3)	—		1	—	—	NM	(6)	—	NM
Ending balance	$5,151	$5,091	$5,071		$2,964	$2,932	1	76	$5,151	$2,932	76

ALLOWANCE FOR INVESTMENT SECURITIES	$63	$78	$106		$105	$108	(19)	(42)	$63	$108	(42)

Total allowance for credit losses (a)	$31,366	$31,097	$30,942		$28,804	$27,993	1	12	$31,366	$27,993	12

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.15%	0.17%	0.19%		0.12%	0.14%			0.16%	0.16%
Credit card retained loans	3.33	3.46	3.14		3.15	3.40			3.40	3.49
Total consumer retained loans	1.42	1.47	1.35		1.29	1.38			1.44	1.42
Wholesale retained loans	0.10	0.06	0.23		0.33	0.19			0.08	0.15
Total retained loans	0.66	0.67	0.72		0.76	0.73			0.67	0.73

Memo: Average retained loans
Consumer retained, excluding credit card loans	$366,710	$367,880	$368,485		$370,073	$372,005	—	(1)	$367,291	$373,229	(2)
Credit card retained loans	243,572	239,220	239,356		234,354	228,320	2	7	241,408	226,346	7
Total average retained consumer loans	610,282	607,100	607,841		604,427	600,325	1	2	608,699	599,575	2
Wholesale retained loans	825,356	793,654	775,282		747,045	721,105	4	14	809,594	703,952	15
Total average retained loans	$1,435,638	$1,400,754	$1,383,123		$1,351,472	$1,321,430	2	9	$1,418,293	$1,303,527	9

(a)At June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, excludes an allowance for credit losses associated with certain accounts receivable in CIB of $165 million, $286 million, $288 million, $285 million and $288 million, respectively.
(b)Refer to footnote (g) on page 2 for additional information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2026
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2026	2026	2025	2025	2025	2026	2025
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific	$(621)	$(623)	$(647)	$(621)	$(683)	—%	9%
Portfolio-based	2,417	2,412	2,567	2,524	2,532	—	(5)
Total consumer, excluding credit card	1,796	1,789	1,920	1,903	1,849	—	(3)
Credit card
Portfolio-based	15,561	15,559	15,557	15,554	15,001	—	4
Total credit card	15,561	15,559	15,557	15,554	15,001	—	4
Total consumer	17,357	17,348	17,477	17,457	16,850	—	3
Wholesale
Asset-specific	790	851	707	838	781	(7)	1
Portfolio-based	8,005	7,729	7,581	7,440	7,322	4	9
Total wholesale	8,795	8,580	8,288	8,278	8,103	3	9
Total allowance for loan losses	26,152	25,928	25,765	25,735	24,953	1	5
Allowance for lending-related commitments (a)	5,151	5,091	5,071	2,964	2,932	1	76
Allowance for investment securities	63	78	106	105	108	(19)	(42)
Total allowance for credit losses	$31,366	$31,097	$30,942	$28,804	$27,993	1	12

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.49%	0.49%	0.52%	0.51%	0.50%
Credit card allowance to total credit card retained loans	6.23	6.51	6.28	6.61	6.44
Wholesale allowance to total wholesale retained loans	1.04	1.05	1.05	1.08	1.09
Total allowance to total retained loans	1.79	1.82	1.83	1.88	1.85
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (b)	47	47	50	48	47
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (b)	132	124	123	117	118
Wholesale allowance to wholesale retained nonaccrual loans	210	190	188	175	181
Total allowance to total retained nonaccrual loans	326	311	311	296	296

(a)As of December 31, 2025, includes the impact of the Apple Card transaction. Refer to footnote (g) on page 2 for additional information.
(b)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the LOBs on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the LOBs and Corporate.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to pages 73-74 of the Firm’s 2025 Form 10-K.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q26 Change				2026 Change
(in millions, except rates)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025

Net interest income - reported	$25,511	$25,366	$24,995	$23,966	$23,209	1%	10%	$50,877	$46,482	9%
Fully taxable-equivalent adjustments	111	113	113	105	105	(2)	6	224	207	8
Net interest income - managed basis	$25,622	$25,479	$25,108	$24,071	$23,314	1	10	$51,101	$46,689	9
Less: Markets net interest income	1,945	2,199	1,251	680	561	(12)	247	4,144	1,346	208
Net interest income excluding Markets	$23,677	$23,280	$23,857	$23,391	$22,753	2	4	$46,957	$45,343	4

Average interest-earning assets	$4,287,954	$4,135,737	$3,923,824	$3,895,764	$3,845,982	4	11	$4,212,266	$3,757,674	12
Less: Average Markets interest-earning assets	1,686,445	1,599,089	1,403,245	1,404,633	1,387,584	5	22	1,643,008	1,321,732	24
Average interest-earning assets excluding Markets	$2,601,509	$2,536,648	$2,520,579	$2,491,131	$2,458,398	3	6	$2,569,258	$2,435,942	5

Net yield on average interest-earning assets - managed basis (a)	2.40%	2.50%	2.54%	2.45%	2.43%			2.45%	2.51%
Net yield on average Markets interest-earning assets	0.46	0.56	0.35	0.19	0.16			0.51	0.21
Net yield on average interest-earning assets excluding Markets (a)	3.65	3.72	3.76	3.73	3.71			3.69	3.75

Noninterest revenue - reported	$31,836	$24,470	$20,803	$22,461	$21,703	30	47	$56,306	$43,740	29
Fully taxable-equivalent adjustments	564	587	856	588	663	(4)	(15)	1,151	1,265	(9)
Noninterest revenue - managed basis	$32,400	$25,057	$21,659	$23,049	$22,366	29	45	$57,457	$45,005	28
Less: Markets noninterest revenue	10,133	9,360	6,988	8,264	8,375	8	21	19,493	17,253	13
Noninterest revenue excluding Markets	$22,267	$15,697	$14,671	$14,785	$13,991	42	59	$37,964	$27,752	37

Memo: Markets total net revenue	$12,078	$11,559	$8,239	$8,944	$8,936	4	35	$23,637	$18,599	27

(a) Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2025 Form 10-K for additional information on hedge accounting.